CUSTOMERS BANCORP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 4, 2021, Customers Bancorp, Inc., a Pennsylvania corporation, (“Customers Bancorp”), completed the previously announced divestiture of its Bank Mobile business to MFAC Merger Sub Inc., a Pennsylvania corporation and an indirect wholly-owned subsidiary of Megalith Financial Acquisition Corp., a Delaware corporation ("Megalith"), pursuant to an Agreement and Plan of Merger, dated August 6, 2020, by and among Megalith, MFAC Merger Sub Inc., BankMobile, Customers Bank, a Pennsylvania state chartered bank and the sole stockholder of Bank Mobile ("Customers Bank"), and Customers Bancorp, the parent bank holding company for Customers Bank (as amended on November 2, 2020 and December 8, 2020, the "Divestiture"). In connection with the closing of the Divestiture, Megalith changed its name to “BM Technologies, Inc.” (“BMT”). Beginning in the first quarter of 2021, BankMobile’s historical financial results for periods prior to the Divestiture will be reflected in Customers Bancorp’s consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial information is prepared in accordance with Article 11 of Regulation S-X. The following unaudited pro forma condensed consolidated statements of income and comprehensive income (loss) of Customers Bancorp for the nine months ended September 30, 2020 and for the year ended December 31, 2019 are presented as if the Divestiture had occurred as of January 1, 2019 and gives effect to the elimination of the historical BankMobile financial results, as well as other pro forma adjustments due to the Divestiture. The unaudited pro forma condensed consolidated statements of income and comprehensive income (loss) for the year ended December 31, 2018 and 2017 are presented with the elimination of the historical BankMobile financial results as discontinued operations. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 is presented as if the Divestiture had occurred as of September 30, 2020.

The following pro forma financial statements are based on information currently available, including certain assumptions and estimates. They are intended for informational purposes only, and do not purport to represent what Customers Bancorp’s financial position and results of operations actually would have been had the Divestiture occurred on the dates indicated, or to project Customers Bancorp’s financial position or results of operations for any future date or period.

The information in the “Historical” columns in the unaudited pro forma condensed consolidated statements of income and comprehensive income (loss) and the unaudited pro forma condensed consolidated balance sheet were derived from Customers Bancorp’s historical consolidated financial statements for the periods and as of the date presented and does not reflect any adjustments related to the Divestiture and related events. The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Customers Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019 and Customers Bancorp's Quarterly Report on Form 10-Q for the nine months ended September 30, 2020.

The information in the “BankMobile Divestiture” columns in the unaudited pro forma condensed consolidated statements of income and comprehensive income and the unaudited pro forma condensed consolidated balance sheet have been prepared in accordance with the discontinued operations guidance in Accounting Standards Codification 205, “Financial Statement Presentation” and therefore does not reflect what BankMobile’s results of operations would have been on a stand-alone basis and are not necessarily indicative of BankMobile’s future results of operations.

The information in the “Transaction Accounting Adjustments” and "Other Transaction Accounting Adjustments" columns in the unaudited pro forma condensed consolidated statements of income and comprehensive income (loss) and the unaudited pro forma condensed consolidated balance sheet reflect additional pro forma adjustments which are further described in the accompanying notes.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2020
(amounts in thousands)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
ASSETS
Cash and due from banks	$5,822	$—	$—		$—		$5,822
Interest earning deposits	325,594	(16,776)	23,125	(c)	25,610	(d), (f)	357,553
Cash and cash equivalents	331,416	(16,776)	23,125		25,610		363,375
Investment securities, at fair value	1,133,831	—	—		—		1,133,831
Loans held for sale, at fair value	26,689	—	—		—		26,689
Loans receivable, mortgage warehouse, at fair value	3,913,593	—	—		—		3,913,593
Loans receivable, PPP	4,964,105	—	—		—		4,964,105
Loans and leases receivable	7,700,892	—	—		31,166	(e), (f)	7,732,058
Allowance for credit losses on loans and leases	(155,561)	—	—		—		(155,561)
Total loans and leases receivable, net of allowance for credit losses on loans and leases	16,423,029	—	—		31,166		16,454,195
FHLB, Federal Reserve Bank, and other restricted stock	70,387	—	—		—		70,387
Accrued interest receivable	65,668	—	—		1,681	(e)	67,349
Bank premises and equipment, net	11,744	(436)	—		—		11,308
Bank-owned life insurance	277,826	—	—		—		277,826
Other real estate owned	131	—	—		—		131
Goodwill and other intangibles	14,437	(10,408)	—		—		4,029
Other assets	423,569	(52,914)	—		—		370,655
Total assets	$18,778,727	$(80,534)	$23,125		$58,457		$18,779,775
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand, non-interest bearing	$2,327,017	$—	$—		$—		$2,327,017
Interest bearing	8,512,060	—	—		16,776	(d)	8,528,836
Total deposits	10,839,077	—	—		16,776		10,855,853
Federal funds purchased	680,000	—	—		—		680,000
FHLB advances	850,000	—	—		—		850,000
Other borrowings	123,935	(40,000)	—		40,000	(e)	123,935
Subordinated debt	181,324	—	—		—		181,324
FRB PPP liquidity facility	4,811,009	—	—		—		4,811,009
Accrued interest payable and other liabilities	241,891	(15,964)	26,554	(c), (g)	(3,584)	(e), (i), (j)	248,897
Total liabilities	17,727,236	(55,964)	26,554		53,192		17,751,018
Shareholders' equity:
Preferred stock	217,471	—	—		—		217,471
Common stock	32,836	—	—		—		32,836
Additional paid in capital	452,965	(50,734)	33,125	(c), (h)	11,489	(i), (j)	446,845
Retained earnings	385,750	26,164	(26,986)	(g), (h)	(15,792)	(i), (j)	369,136
Accumulated other comprehensive loss, net	(15,751)	—	—		—		(15,751)
Treasury stock	(21,780)	—	—		—		(21,780)
Noncontrolling interests	—	—	(9,567)	(c), (h)	9,567	(i)	—
Total shareholders’ equity	1,051,491	(24,570)	6,139		(4,303)		1,028,757
Total liabilities and shareholders’ equity	$18,778,727	$(80,534)	$32,693		$48,889		$18,779,775
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Nine Months Ended September 30, 2020
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Interest income:
Loans and leases	$366,634	$—	$—		$894	(k)	$367,528
Investment securities	17,429	—	—		—		17,429
Other	6,149	—	—		—		6,149
Total interest income	390,212	—	—		894		391,106
Interest expense:
Deposits	75,939	—	—		—		75,939
FHLB advances	15,889	—	—		—		15,889
Subordinated debt	8,066	—	—		—		8,066
FRB PPP liquidity facility, federal funds purchased and other borrowings	9,576	(1,146)	—		1,146	(k)	9,576
Total interest expense	109,470	(1,146)	—		1,146		109,470
Net interest income	280,742	1,146	—		(252)		281,636
Provision for credit losses on loan and lease losses	65,688	—	—		—		65,688
Net interest income after provision for credit losses on loan and lease losses	215,054	1,146	—		(252)		215,948
Non-interest income:
Interchange and card revenue	17,368	(20,053)	—		3,240	(l)	555
Deposit fees	10,221	(8,517)	—		—		1,704
Commercial lease income	13,286	—	—		—		13,286
Bank-owned life insurance	5,265	—	—		—		5,265
Mortgage warehouse transactional fees	7,854	—	—		—		7,854
Gain (loss) on sale of SBA and other loans	320	—	—		—		320
Mortgage banking income	1,347	—	—		—		1,347
Loss upon acquisition of interest-only GNMA securities	—	—	—		—		—
Gain (loss) on sale of investment securities	20,035	—	—		—		20,035
Unrealized gain (loss) on investment securities	60	—	—		—		60
Other	2,203	(20,123)	—		15,228	(m)	(2,692)
Total non-interest income	77,959	(48,693)	—		18,468		47,734
Non-interest expense:
Salaries and employee benefits	92,283	(23,815)	—		—		68,468
Technology, communication and bank operations	39,576	(23,395)	—		18,468	(l), (m)	34,649
Professional services	19,476	(8,536)	—		—		10,940
Occupancy	9,689	(1,069)	—		—		8,620
Commercial lease depreciation	10,733	—	—		—		10,733
FDIC assessments, non-income taxes, and regulatory fees	9,019	—	—		—		9,019
Provision for operating losses	3,166	(3,071)	—		—		95
Advertising and promotion	2,221	(693)	—		—		1,528
Merger and acquisition related expenses	1,110	(452)	—		—		658
Loan workout	3,020	—	—		—		3,020
Other real estate owned	26	—	—		—		26
Other	5,206	3,226	—		—		8,432
Total non-interest expense	195,525	(57,805)	—		18,468		156,188
Income (loss) before income tax expense	97,488	10,258	—		(252)		107,494
Income tax expense (benefit)	21,156	2,114	—		(63)	(k)	23,207
Net income (loss) from continuing operations	76,332	8,144	—		(189)		84,287
Preferred stock dividends	10,626	—	—		—		10,626
Net income (loss) from continuing operations available to common shareholders	$65,706	$8,144	$—		$(189)		$73,661

Basic earnings per common share - continuing operations	$2.09						$2.34
Diluted earnings per common share - continuing operations	$2.07						$2.33

Weighted-average number of common shares - basic	31,462,284						31,462,284
Weighted-average number of common shares - diluted	31,666,027						31,666,027
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Nine Months Ended September 30, 2020
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Net income (loss) from continuing operations:	$76,332	$8,144	$—		$(189)		$84,287
Unrealized gains (losses) on available for sale debt securities:
Unrealized gains (losses) arising during the period	25,127	—	—		—		25,127
Income tax effect	(6,533)	—	—		—		(6,533)
Reclassification adjustments for (gains) losses included in net income	(20,035)	—	—		—		(20,035)
Income tax effect	5,209	—	—		—		5,209
Net unrealized gains (losses) on available for sale debt securities	3,768	—	—		—		3,768
Unrealized gains (losses) on cash flow hedges:					—
Unrealized gains (losses) arising during the period	(33,486)	—	—		—		(33,486)
Income tax effect	8,884	—	—		—		8,884
Reclassification adjustments for (gains) losses included in net income	8,596	—	—		—		8,596
Income tax effect	(2,263)	—	—		—		(2,263)
Net unrealized gains (losses) on cash flow hedges	(18,269)	—	—		—		(18,269)
Other comprehensive income (loss), net of income tax effect	(14,501)	—	—		—		(14,501)
Comprehensive income (loss)	$61,831	$8,144	$—		$—		$69,975
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2019
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Interest income:
Loans and leases	$431,491	$—	$—		$417	(k)	$431,908
Investment securities	23,713	—	—		—		23,713
Other	8,535	—	—		—		8,535
Total interest income	463,739	—	—		417		464,156
Interest expense:
Deposits	141,464	—	—		—		141,464
FHLB advances	26,519	—	—		—		26,519
Subordinated debt	6,983	—	—		—		6,983
FRB PPP liquidity facility, federal funds purchased and other borrowings	11,463	(535)	—		535	(k)	11,463
Total interest expense	186,429	(535)	—		535		186,429
Net interest income	277,310	535	—		(118)		277,727
Provision for credit losses on loans and leases	24,227	—	—		—		24,227
Net interest income after provision for credit losses on loans and leases	253,083	535	—		(118)		253,500
Non-interest income:
Interchange and card revenue	28,941	(28,160)	—		—		781
Deposit fees	12,815	(11,073)	—		—		1,742
Commercial lease income	12,051	—	—		—		12,051
Bank-owned life insurance	7,272	—	—		—		7,272
Mortgage warehouse transactional fees	7,128	—	—		—		7,128
Gain (loss) on sale of SBA and other loans	2,770	—	—		—		2,770
Mortgage banking income	66	—	—		—		66
Loss upon acquisition of interest-only GNMA securities	(7,476)	—	—		—		(7,476)
Gain (loss) on sale of investment securities	1,001	—	—		—		1,001
Unrealized gain (loss) on investment securities	1,299	—	—		—		1,299
Other	15,071	(33,846)	—		27,425	(m)	8,650
Total non-interest income	80,938	(73,079)	—		27,425		35,284
Non-interest expense:
Salaries and employee benefits	107,632	(27,510)	—		21,056	(i), (j)	101,178
Technology, communication and bank operations	43,481	(25,843)	—		27,425	(m)	45,063
Professional services	25,109	(13,669)	—		—		11,440
Occupancy	13,098	(1,791)	—		—		11,307
Commercial lease depreciation	9,473	—	—		—		9,473
FDIC assessments, non-income taxes, and regulatory fees	5,861	(54)	—		—		5,807
Provision for operating losses	9,638	(9,367)	—		—		271
Advertising and promotion	4,044	(1,354)	—		—		2,690
Merger and acquisition related expenses	100	(100)	—		—		—
Loan workout	1,687	—	—		—		1,687
Other real estate owned	398	—	—		—		398
Other	11,380	1,487	—		—		12,867
Total non-interest expense	231,901	(78,201)	—		48,481		202,181
Income (loss) before income tax expense	102,120	5,657	—		(21,174)		86,603
Income tax expense (benefit)	22,793	1,276	23,702	(g)	(5,293)	(i), (j), (k)	42,478
Net income (loss) from continuing operations	79,327	4,381	(23,702)		(15,881)		44,125
Preferred stock dividends	14,459	—	—		—		14,459
Net income (loss) from continuing operations available to common shareholders	$64,868	$4,381	$(23,702)		$(15,881)		$29,666

Basic earnings per common share - continuing operations	$2.08						$0.95
Diluted earnings per common share - continuing operations	$2.05						$0.94

Weighted-average number of common shares - basic	31,183,841						31,183,841
Weighted-average number of common shares - diluted	31,646,216						31,646,216
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2019
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Net income (loss) from continuing operations:	$79,327	$4,381	$(23,702)		$(15,881)		$44,125
Unrealized gains (losses) on available for sale debt securities:
Unrealized gains (losses) arising during the period	49,688	—	—		—		49,688
Income tax effect	(12,919)	—	—		—		(12,919)
Reclassification adjustments for (gains) losses included in net income	(1,001)	—	—		—		(1,001)
Income tax effect	260	—	—		—		260
Net unrealized gains (losses) on available for sale debt securities	36,028	—	—		—		36,028
Unrealized gains (losses) on cash flow hedges:
Unrealized gains (losses) arising during the period	(21,157)	—	—		—		(21,157)
Income tax effect	5,501	—	—		—		5,501
Reclassification adjustments for (gains) losses included in net income	1,407	—	—		—		1,407
Income tax effect	(366)	—	—		—		(366)
Net realized gains (losses) on cash flow hedges	(14,615)	—	—		—		(14,615)
Other comprehensive income (loss), net of income tax effect	21,413	—	—		—		21,413
Comprehensive income (loss)	$100,740	$4,381	$(23,702)		$(15,881)		$65,538
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2018
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Interest income:
Loans and leases	$373,234	$—	$—		$—		$373,234
Investment securities	33,209	—	—		—		33,209
Other	11,508	—	—		—		11,508
Total interest income	417,951	—	—		—		417,951
Interest expense:
Deposits	110,808	—	—		—		110,808
FHLB advances	31,043	—	—		—		31,043
Subordinated debt	6,737	—	—		—		6,737
FRB PPP liquidity facility, federal funds purchased and other borrowings	11,486	—	—		—		11,486
Total interest expense	160,074	—	—		—		160,074
Net interest income	257,877	—	—		—		257,877
Provision for credit losses on loans and leases	5,642	—	—		—		5,642
Net interest income after provision for credit losses on loans and leases	252,235	—	—		—		252,235
Non-interest income:
Interchange and card revenue	30,695	(29,923)	—		—		772
Deposit fees	7,824	(6,544)	—		—		1,280
Commercial lease income	5,354	—	—		—		5,354
Bank-owned life insurance	7,620	—	—		—		7,620
Mortgage warehouse transactional fees	7,158	—	—		—		7,158
Gain (loss) on sale of SBA and other loans	3,294	—	—		—		3,294
Mortgage banking income	606	—	—		—		606
Loss upon acquisition of interest-only GNMA securities	—	—	—		—		—
Gain (loss) on sale of investment securities	(18,659)	—	—		—		(18,659)
Unrealized gain (loss) on investment securities	(1,634)	—	—		—		(1,634)
Other	16,740	(21,181)	—		16,140	(m)	11,699
Total non-interest income	58,998	(57,648)	—		16,140		17,490
Non-interest expense:
Salaries and employee benefits	104,841	(22,473)	—		—		82,368
Technology, communication and bank operations	44,454	(30,281)	—		16,140	(m)	30,313
Professional services	20,237	(8,640)	—		—		11,597
Occupancy	11,809	(1,656)	—		—		10,153
Commercial lease depreciation	4,388	—	—		—		4,388
FDIC assessments, non-income taxes, and regulatory fees	8,642	(16)	—		—		8,626
Provision for operating losses	5,616	(5,417)	—		—		199
Advertising and promotion	2,446	(557)	—		—		1,889
Merger and acquisition related expenses	4,391	(4,090)	—		—		301
Loan workout	2,183	—	—		—		2,183
Other real estate owned	449	—	—		—		449
Other	10,723	907	—		—		11,630
Total non-interest expense	220,179	(72,223)	—		16,140		164,096
Income (loss) before income tax expense	91,054	14,575	—		—		105,629
Income tax expense (benefit)	19,359	3,988	—		—		23,347
Net income (loss) from continuing operations	71,695	10,587	—		—		82,282
Preferred stock dividends	14,459	—	—		—		14,459
Net income (loss) from continuing operations available to common shareholders	$57,236	$10,587	$—		$—		$67,823

Basic earnings per common share - continuing operations	$1.81						$2.15
Diluted earnings per common share - continuing operations	$1.78						$2.10

Weighted-average number of common shares - basic	31,570,118						31,570,118
Weighted-average number of common shares - diluted	32,233,098						32,233,098
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2018
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Net income (loss) from continuing operations:	$71,695	$10,587	$—		$—		$82,282
Unrealized gains (losses) on available for sale debt securities:
Unrealized holding gains (losses) arising during the period	(46,069)	—	—		—		(46,069)
Income tax effect	11,978	—	—		—		11,978
Reclassification adjustments for (gains) losses included in net income	18,659	—	—		—		18,659
Income tax effect	(4,851)	—	—		—		(4,851)
Net unrealized gains (losses) on available for sale debt securities	(20,283)	—	—		—		(20,283)
Unrealized gains (losses) on cash flow hedges:
Unrealized gains (losses) arising during the period	1,995	—	—		—		1,995
Income tax effect	(518)	—	—		—		(518)
Reclassification adjustments for (gains) losses included in net income	(2,917)	—	—		—		(2,917)
Income tax effect	758	—	—		—		758
Net realized gains (losses) on cash flow hedges	(682)	—	—		—		(682)
Other comprehensive income (loss), net of income tax effect	(20,965)	—	—		—		(20,965)
Comprehensive income (loss)	$50,730	$10,587	$—		$—		$61,317
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2017
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Interest income:
Loans and leases	$339,936	$—	$—		$—		$339,936
Investment securities	25,153	—	—		—		25,153
Other	7,761	—	—		—		7,761
Total interest income	372,850	—	—		—		372,850
Interest expense:
Deposits	67,582	—	—		—		67,582
FHLB advances	21,130	—	—		—		21,130
Subordinated debt	6,739	—	—		—		6,739
FRB PPP liquidity facility, federal funds purchased and other borrowings	10,056	—	—				10,056
Total interest expense	105,507	—	—		—		105,507
Net interest income	267,343	—	—		—		267,343
Provision for credit losses on loans and leases	6,768	—	—		—		6,768
Net interest income after provision for credit losses on loans and leases	260,575	—	—		—		260,575
Non-interest income:
Interchange and card revenue	41,509	(9,559)	—		—		31,950
Deposit fees	10,039	(1,827)	—		—		8,212
Commercial lease income	647	—	—		—		647
Bank-owned life insurance	7,219	—	—		—		7,219
Mortgage warehouse transactional fees	9,345	—	—		—		9,345
Gain (loss) on sale of SBA and other loans	4,223	—	—		—		4,223
Mortgage banking income	875	—	—		—		875
Loss upon acquisition of interest-only GNMA securities	—	—	—		—		—
Impairment loss on investment securities	(12,934)	—	—		—		(12,934)
Gain (loss) on sale of investment securities	8,800	—	—		—		8,800
Unrealized gain (loss) on investment securities	—	—	—		—		—
Other	9,187	(1,155)	—		—		8,032
Total non-interest income	78,910	(12,541)	—		—		66,369
Non-interest expense:
Salaries and employee benefits	95,518	(942)	—		—		94,576
Technology, communication and bank operations	45,885	(10,391)	—		—		35,494
Professional services	28,051	(4,411)	—		—		23,640
Occupancy	11,161	(599)	—		—		10,562
Commercial lease depreciation	522	—	—		—		522
FDIC assessments, non-income taxes, and regulatory fees	7,906	—	—		—		7,906
Provision for operating losses	6,435	(1,410)	—		—		5,025
Advertising and promotion	1,470	(195)	—		—		1,275
Merger and acquisition related expenses	410	(410)	—		—		—
Loan workout	2,366	—	—		—		2,366
Other real estate owned	570	—	—		—		570
Other	15,312	758	—		—		16,070
Total non-interest expense	215,606	(17,600)	—		—		198,006
Income (loss) before income tax expense	123,879	5,059	—		—		128,938
Income tax expense (benefit)	45,042	2,010	—		—		47,052
Net income (loss) from continuing operations	78,837	3,049	—		—		81,886
Preferred stock dividends	14,459	—	—		—		14,459
Net income (loss) from continuing operations available to common shareholders	$64,378	$3,049	$—		$—		$67,427

Basic earnings per common share - continuing operations	$2.10						$2.20
Diluted earnings per common share - continuing operations	$1.97						$2.07

Weighted-average number of common shares - basic	30,659,320						30,659,320
Weighted-average number of common shares - diluted	32,596,677						32,596,677
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2017
(amounts in thousands, except share and per share data)

	Historical Customers Bancorp (a)	BankMobile Divestiture (b)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Customers Bancorp
Net income (loss) from continuing operations:	$78,837	$3,049	$—		$—		$81,886
Unrealized gains (losses) on available for sale securities:
Unrealized gains (losses) arising during the period	12,266	—	—		—		12,266
Income tax effect	(4,378)	—	—		—		(4,378)
Reclassification adjustments for (gains) losses included in net income	(8,800)	—	—		—		(8,800)
Income tax effect	3,432	—	—		—		3,432
Net unrealized gains (losses) on available for sale debt securities	2,520	—	—		—		2,520
Unrealized gains (losses) on cash flow hedges:
Unrealized gains (losses) arising during the period	666	—	—		—		666
Income tax effect	(260)	—	—		—		(260)
Reclassification adjustments for (gains) losses included in net income	2,634	—	—		—		2,634
Income tax effect	(1,027)	—	—		—		(1,027)
Net realized gains (losses) on cash flow hedges	2,013	—	—		—		2,013
Other comprehensive income (loss), net of income tax effect	4,533	—	—		—		4,533
Comprehensive income (loss)	$83,370	$3,049	$—		$—		$86,419
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NON-RECURRING EXPENSES

Customers Bancorp incurred merger and acquisition related expenses of approximately $658 thousand in the nine months ended September 30, 2020 and $377 thousand upon closing of the Divestiture, which will not recur in Customers Bancorp's statement of income beyond 12 months after the Divestiture.

NOTE 2 - TRANSACTION ACCOUNTING ADJUSTMENTS AND ADJUSTMENTS FOR OTHER TRANSACTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Upon closing of the Divestiture, Customers received cash consideration of $23.1 million and holders of Customers common stock who held their Customers shares as of the close of business on December 18, 2020 became entitled to receive an aggregate of 4,876,387 shares of BMT's common stock. Each holder of Customers common stock is entitled to receive 0.15389 shares of BMT common stock for each share of Customers common stock held as of the close of business on December 18, 2020. No fractional shares of BMT common stock were issued; fractional share otherwise issuable were rounded to the nearest whole share. Certain employees of BankMobile also received 1,348,748 shares of BMT's common stock as severance. The total stock consideration from the Merger that were distributed to holders of Customers common stock and certain BankMobile employees represented 52% of the outstanding common stock of BMT at the closing date of the Divestiture.

The following summarizes the total consideration received:

Total Consideration (in thousands, except shares)	Amounts	Shares
Share consideration at $14.87 per share at closing	$92,568	6,225,135
Cash consideration	23,125	—
Total consideration	$115,693

The following notes accompany the unaudited pro forma condensed consolidated financial statements:

(a)As presented in Customers Bancorp's quarterly report on Form 10-Q for the nine months ended September 30, 2020 filed with the SEC on November 3, 2020, and the annual reports on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 2, 2020, the year ended December 31, 2018 filed with the SEC on March 1, 2019, and the year ended December 31, 2017 filed with the SEC on February 23, 2018, respectively.

(b)As included in Customers Bancorp's quarterly report on Form 10-Q for the nine months ended September 30, 2020 filed with the SEC on November 3, 2020, and the annual reports on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 2, 2020, the year ended December 31, 2018 filed with the SEC on March 1, 2019, and the year ended December 31, 2017 filed with the SEC on February 23, 2018, respectively.

(c)Represents cash consideration received by Customers Bancorp upon closing of the Divestiture of $23.1 million for the sale of ownership interests in BankMobile.

(d)Represents BankMobile' interest-bearing cash of $16.8 million held in deposit at Customers Bank.

(e)Represents BankMobile's borrowing of $40.0 million from Customers Bank, and related accrued interest of $1.7 million.

(f)Represents $8.8 million of cash from the Divestiture applied towards partial repayment of BankMobile's borrowing from Customers Bank. Subsequent to September 30, 2020, the $40 million borrowing from Customers Bank was paid down to $21 million. At the date of closing, BMT assumed BankMobile's outstanding borrowing from Customers Bank of $12.2 million.

(g)Represents estimated income taxes payable of $26.6 million on the sale of Customers Bancorp's ownership interests in BankMobile and subsequent distribution of BMT common stock received as consideration, based on the applicable blended statutory income tax rates in effect for the periods presented.

(h)Represents the sale of ownership interests in BankMobile and distribution of BMT common stock received as consideration to holders of Customers Bancorp's common stock in the form of special dividends.

(i)Represents Customers Bancorp's distribution of BMT common stock received as consideration to certain BankMobile employees as severance of $20 million, and related income tax effect of $5.0 million.

(j)Represents immediate vesting of Customers Bancorp's stock options to certain BankMobile employees of $1.0 million upon closing of the Divestiture, and related income tax effect of $0.3 million.

(k)Represents interest expense incurred by BankMobile on its borrowings of $40 million from Customers Bank drawn in August 2019, and earned by Customers Bank during the periods presented. Interest income earned by Customers Bank has been adjusted, net of income tax effect, for the effect of balance sheet adjustment for other transaction described in (f) above as if it had occurred as of January 1, 2019. BMT has assumed BankMobile's outstanding borrowing from Customers Bank of $12.2 million.

(l)Represents fees paid by Customers Bank to BankMobile for the difference between the regulated interchange fees for financial institutions, including Customers Bank, with more than $10 billion in assets under 12 CFR Part 235 ("Durbin Amendment") and the unregulated interchange fees for financial institutions exempt from the Durbin Amendment beginning July 1, 2020. Customers Bank will continue to incur these fees to BMT after the Divestiture pursuant to the Deposit Processing Services Agreement.

(m)Represents deposit servicing fees paid by Customers Bank to BankMobile for the servicing and delivery of personal deposit and loan accounts through BankMobile's technology and banking compliant infrastructure during the periods presented. Customers Bank will continue to incur these fees to BMT after the Divestiture pursuant to the Deposit Processing Services Agreement.